SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 24, 2003

                       Florida East Coast Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Florida                      001-08728                   59-2349968
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(State or other Jurisdiction    (Commission File No.)           (IRS Employer
       of Incorporation)                                     Identification No.)

                 One Malaga Street, St. Augustine, Florida 32084
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               (Address of Principal Executive Offices) (Zip Code)

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Item 9. Information Being Furnished Under Item 12

      In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On July 24, 2003, Florida East Coast Industries, Inc. issued a press release describing its results of operations for its second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99 to this report.

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SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Florida East Coast Industries, Inc.

                                            By: /s/ Heidi J. Eddins
                                                --------------------------------
                                                Name: Heidi J. Eddins
                                                Title: Executive Vice President,
                                                General Counsel And Secretary

Date: July 24, 2003

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EXHIBIT INDEX

Exhibits:

99 Press Release issued by Florida East Coast Industries, Inc., dated July 24, 2003.